THE FULL MAINSTAY LINE-UP INCLUDES:

AGGRESSIVE GROWTH
Small Cap Growth Fund
Small Cap Value Fund

GROWTH
Blue Chip Growth Fund
Capital Appreciation Fund
Equity Index Fund
International Equity Fund

GROWTH AND INCOME
Convertible Fund
Equity Income Fund
MAP Equity Fund
Growth Opportunities Fund
Research Value Fund
Strategic Value Fund
Total Return Fund
Value Fund

INCOME
Global High Yield Fund
Government Fund
High Yield Corporate Bond Fund
International Bond Fund
Money Market Fund
Strategic Income Fund

TAX-FREE INCOME
California Tax Free Fund
New York Tax Free Fund
Tax Free Bond Fund

THIS BACK PANEL IS NOT PART OF THE PROSPECTUS

MSPR08-06/99

    The
    MainStay
    Funds

    PROSPECTUS
    May 1, 1999
    As supplemented
    June 1, 1999

                                  MAP EQUITY FUND
                                   CLASS I SHARES

                                  [MAINSTAY LOGO]

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      What's Inside?

  3      MAP Equity Fund

  7      Shareholder Guide

 19      Know With Whom You're Investing

 21      Financial Highlights

MainStay MAP
Equity Fund

The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, Markston International, LLC, the Fund's Subadviser, seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadviser believes will have improved performance (i.e., value opportunities). Factors examined by the Subadviser to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Subadviser also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Subadviser also assesses the judgment, quality and integrity of company management and the track record of product development.

                                                                 MAP EQUITY FUND

Although under normal circumstances the Fund intends to hold its securities for a relatively long period of time, the Subadviser may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

PRINCIPAL RISKS

The net asset value of the Fund will fluctuate and you could lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions, which can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of investing in value stocks is that they may never reach what the Subadviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

TEMPORARY DEFENSIVE INVESTMENTS -- In times of unusual or adverse conditions, or during periods when the Subadviser believes that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities), for temporary defensive purposes, the Fund may invest without limit in cash,

MAP EQUITY FUND

89      28.18
90      -5.09
91      27.69
92      10.53
93       8.67
94       2.76
95      32.50
96      23.82
97      27.99
98      24.23

ANNUAL RETURNS
(by calendar year 1989-1998)

preferred stock, money market investments or other debt or debt-related instruments. During such times, the Fund may not invest in accordance with its investment objectives or investment strategies and, as a result, the Fund may not achieve its investment objectives.

PAST PERFORMANCE

The bar chart and table indicate the risks of investing in the Fund by showing changes in its performance over a ten year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The shares of the MAP-Equity Fund are being designated as Class I shares of the Fund. The performance figures shown reflect the performance of the MAP-Equity Fund for the periods ended December 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS
(1989-1998)

                                             RETURN          QUARTER/YEAR
  Highest return/best quarter                 18.48%              4/98

  Lowest return/worst quarter                -14.53%              3/90

AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/98)

                              1 YEAR            5 YEARS            10 YEARS

  MAP Equity Fund             18.33%            20.62%              16.90%

  S&P 500 Index*              28.58%            24.06%              19.21%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

                                                                 MAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee                                                       *

  Maximum Account Fee                                               **

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  MANAGEMENT FEE                                                 0.75%

  DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        NONE

  OTHER EXPENSES                                                0.37%(1)
                                                                -------

  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.12%(2)
                                                                =======

  FEE WAIVER                                                     0.12%

  NET EXPENSE                                                    1.00%

  * Except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.

 ** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on Individual accounts with balances below $500 ($10,000 for Institutional accounts). There are exceptions. See the Shareholder Guide.

(1) Estimated.

(2) The Manager has contractually agreed to limit total annual fund operating expenses to 1.00% for Class I shares from the date I shares are first offered through May 30, 2001, after which time the Manager may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation.

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same.

  Expenses after
   1 year                   $  114
   3 years                  $  356
   5 years                  $  617
  10 years                  $1,363

Shareholder
Guide

The following pages are intended to help you make the most of your investments in the Fund.

You are eligible to buy Class I shares if you:

- INSTITUTIONAL SHAREHOLDERS -- are an employer, association or other group retirement plan, employee benefit trust, financial institution, endowment, foundation or corporation

- INSTITUTIONAL SHAREHOLDERS -- are a participant in a "wrap account" or similar program under which you pay a fee to a broker-dealer, investment adviser or other financial institution which has entered into a supplemental agreement with the Distributor

- INDIVIDUAL SHAREHOLDERS -- owned shares of the MAP-Equity Fund on June 8, 1999 or are an employee, former employee or current or former sales agent of The Mutual Benefit Life Insurance Company or MBL Life Assurance Corporation and their affiliates, including account rollovers from qualified employee benefit plans such as defined benefit pension plans, 401(k) plans and sales incentive plans

BUYING AND SELLING MAINSTAY SHARES

How to Open Your MainStay Account

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy and sell shares of the Fund. If you are a participant in a "wrap account" or similar program, your investment professional will provide you with information.

                                                               SHAREHOLDER GUIDE

When you open your account, you may also want to decide which buying and selling options (described below) to choose, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

You buy shares at net asset value. NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4 pm Eastern time) every day the Exchange is open. When you buy shares, you must pay the next NAV calculated after MainStay Shareholder Services, Inc., the Fund's transfer agent ("MSS"), receives your order in good order.

Investment minimums

- initial combined investment for Institutional Shareholders -- at least $250,000, which may be spread over a thirteen-month period after opening the account

- $500 initial investment amount for purchases by Individual Shareholders

- $100 initial investment amount for purchases by Individual Shareholders through a systematic investment plan

Subsequent investments

- $1,000 for Institutional Shareholders

- $50 for Individual Shareholders

- $100 for purchases by Individual Shareholders through a systematic investment plan


---------------------------
"Good order" means all the necessary information, signatures and documentation have been received.

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES -- INDIVIDUAL SHAREHOLDERS

                             HOW                                   DETAILS

  BY WIRE:         To buy shares the same      Have your investment professional phone in your
                   day, MainStay must          order and wire the purchase amount to:
                   receive your telephone      State Street Bank and Trust Company
                   order by noon Eastern       - ABA #011 0000 28
                   time and your wired         - Attn: Custody and Shareholder Services
                   money by 4 pm.              - The MainStay Funds
                                               - MAP Equity Fund -- Class I
                                               - your account number
                                               - name(s) of investor(s)

  ELECTRONICALLY:  ACH                         Call 1-800-MainStay
                   Eligible investors can
                   purchase shares by using
                   electronic debits from a
                   designated bank account.

  BY MAIL:         Address your order to:      Make your check payable to The MainStay Funds.
                   The MainStay Funds          Be sure to write on your check the Fund name,
                   P.O. Box 8401               account number and class of shares.
                   Boston, MA 02266-8401       - $50 minimum for Individual Shareholders

                   Send overnight orders to:
                   The MainStay Funds
                   c/o Boston Financial
                   Data Services
                   2 Heritage Drive
                   North Quincy, MA
                   02171-2138

                                                               SHAREHOLDER GUIDE

SELLING SHARES -- INDIVIDUAL SHAREHOLDERS

Shares may be redeemed in any of the following ways. Write to us or call 1-800-MAINSTAY between 8 am and 6 pm Eastern time any day the New York Stock Exchange is open. Call before 4 pm to sell shares at the current day's prices
(NAV).

                        HOW                                            DETAILS
  BY PHONE:  TO RECEIVE PROCEEDS BY     - The maximum order MainStay can process is $100,000.
             CHECK:                     - MainStay will only send checks to the account's owner(s) at the
             Through your investment      owner's address of record and will not send checks to addresses
             professional or call         which have been changed within the last 30 days.
             1-800-MAINSTAY.            - This option is not available if your shares are held in certificate form.

             TO RECEIVE PROCEEDS BY     - MainStay must have your bank account information on file.
             WIRE:                      - Generally, after receiving your sell order by phone, MainStay will
             Call 1-800-MAINSTAY.         send the proceeds by bank wire to your designated bank account the
             Eligible investors may       next business day, although it may take up to seven days to do so.
             sell shares and have         Your bank may charge you a fee to receive the wire transfer.
             proceeds electronically    - MainStay charges a $10 fee per transaction.
             credited to a designated   - $5,000 minimum.
             bank account. You can      - This option is not available if your shares are held in certificate
             have redemption proceeds     form.
             wired any day banks and
             the New York Stock
             Exchange are open.

  BY MAIL:   Address your order to:     Write a letter of instruction that includes:
             The MainStay Funds         - your name(s) and signature(s)
             P.O. Box 8401              - your account number
             Boston, MA 02266-8401      - Fund name and class of shares
                                        - dollar or share amount you want to sell
             Send overnight orders to:  Obtain a signature guarantee or other documentation, if required. You
             The MainStay Funds         must ask to sell your shares in writing and have your signature
             c/o Boston Financial       guaranteed if you:
             Data Services              - sell amounts in excess of $100,000
             2 Heritage Drive           - want to send redemptions to an address other than the address of
             North Quincy, MA             record or
             02171-2138                 - want redemptions made payable to someone other than the account holder.
                                        There is a $15 fee for checks mailed to you overnight. There is a $10 fee for wire redemptions.

SHAREHOLDER GUIDE

---------------------------
CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that neither The MainStay Funds nor MSS will be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors unless the Funds or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

REDEMPTIONS-IN-KIND

The Trust reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling 1-800-MAINSTAY for a form.

Systematic investing -- Individual Shareholders only

MainStay offers three automatic investment plans.

AutoInvest

If you are authorized, you can automatically debit your designated bank account by:

- making regularly scheduled investments

- purchasing shares whenever you choose

Dividend reinvestment

Automatically reinvest dividends and distributions.

Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN -- INDIVIDUAL SHAREHOLDERS ONLY

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of request and shares must not be in certificate form.

                                                               SHAREHOLDER GUIDE

EXCHANGING SHARES AMONG MAINSTAY FUNDS -- INDIVIDUAL SHAREHOLDERS ONLY

Individual Shareholders may exchange all or a portion of their Class I shares into Class A shares of another MainStay Fund without the imposition of a sales charge. Prior to making exchanges, you should note that a Rule 12b-1 fee is imposed on Class A shares. Individual shareholders should request and read carefully the prospectus for any MainStay Fund they wish to exchange into before they place an exchange request. Once you exchange your Class I shares for Class A shares of another Fund, you may not exchange those shares back into Class I shares. Currently, the other MainStay Funds do not offer Class I shares, therefore, Institutional Shareholders may not exchange their shares.

You may make exchanges from the Fund to Class A shares of another Fund by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from the Fund to the Class A shares of another MainStay Fund.

The Funds discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base and to reduce administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's automated system and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, for which tracking data is not available.

SHAREHOLDER GUIDE

---------------------------
MainStay tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences. When you sell exchanged shares, you will have to pay any applicable sales charges.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. As a rule, MainStay does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check does not clear, your order will be canceled and you will be responsible for any losses or fees MainStay incurs as a result.

Selling Shares

- You may sell shares by calling or writing MSS or your investment professional. MSS must receive your order in good order. If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MSS receives your order in good order. MainStay will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- MainStay requires a written order to sell shares if:

  - an account has submitted a change of address in the previous thirty days

                                                               SHAREHOLDER GUIDE


- MainStay requires a written order to sell shares and a signature guarantee if:

  - MainStay does not have required bank information to wire funds

  - the proceeds from the sale will exceed $100,000

  - the proceeds of the sale are to be sent to an address other than the address of record

  - the proceeds are to be payable to someone other than the account holder(s)

Telephone purchase orders must be at least $5,000 per Fund. Wires are not accepted when the New York Stock Exchange or banks are closed.

You will receive notice in writing if MainStay revises or terminates the systematic withdrawal plan or the exchange privileges.

In the interests of all shareholders, MainStay reserves the right to:

- refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to engage in excessive trading

- change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $500 for Individual Shareholders and $10,000 for Institutional Shareholders. With respect to Individual Shareholders, the fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available.

- change its minimum investment amounts

---------------------------
A signature guarantee helps protect against fraud. You can obtain one from most banks, credit unions and securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call MSS at 1-800-MAINSTAY to ensure that your signature will be guaranteed by an appropriate institution.

---------------------------
The policies and fees described in this prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to different investment minimums or limitations on, buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

SHAREHOLDER GUIDE

DETERMINING THE FUND'S SHARE PRICE (NAV) AND THE VALUATION OF SECURITIES

MainStay calculates the share price of the Fund (also known as its net asset value or NAV) at the close of trading on the New York Stock Exchange (usually 4 pm Eastern time). The value of the Fund's investments is based on current market value. Events affecting the value of the Fund's securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the calculation of NAV unless the Subadviser deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the securities may be made.

FUND EARNINGS
Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

When the Fund pays dividends

The Fund declares and distributes any dividends quarterly.

Dividends are paid on the first business day of each month after a dividend is declared.

When the Fund pays capital gains

At each fiscal year-end, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders in December.

                                                               SHAREHOLDER GUIDE

HOW TO TAKE YOUR EARNINGS

You may receive your share of MainStay Fund earnings in one of five ways. You can make your choice when you fill out the application, and change it as often as you like by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. The five choices are:

1. Reinvest everything in the same Fund

2. Take the dividends in cash and reinvest the capital gains in the same Fund

3. Take the capital gains in cash and reinvest the dividends in the same Fund

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take everything in cash.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in Class I shares of the MAP Equity Fund.

---------------------------
There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

SHAREHOLDER GUIDE

---------------------------
SEEK PROFESSIONAL ASSISTANCE.
Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment will be returned in the form of a dividend, which may be taxable.

UNDERSTAND THE TAX CONSEQUENCES

Most of your dividends are taxable
Virtually all of the dividends you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.

Retirement plans

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

EXCHANGES

An exchange of shares of one fund for shares of another will be treated as a sale of shares of the first fund and a purchase of shares of the second fund. Any gain on the transaction may be subject to federal income tax.

BACKUP WITHHOLDING

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

ALL INCOME AFFECTS YOUR BENEFITS

The government includes tax-exempt income when computing the amount of social security or other benefits that are subject to tax.

                                                               SHAREHOLDER GUIDE

OTHER INFORMATION

Year 2000 issue

The services provided to the Fund by the Manager, the Subadviser and the Fund's other service providers (including foreign subcustodians and depositories) are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Manager, the Subadviser and the Fund's other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Fund has no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Fund, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Subadviser and the Fund's other service providers at this time but could have a material adverse impact on the operations of the Fund and the Manager, the Subadviser and the Fund's other service providers. In addition, companies in which the Fund invests may experience Year 2000 Issue difficulties which could adversely impact their business and adversely affect the value of the securities issued by them.

Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to the Subadviser.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fee paid to the Subadviser.

The Trust, on behalf of the Fund, pays the Manager an aggregate fee for services performed at an annual rate of 0.75% of the average daily net assets of the Fund.

The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadviser.

WHO MANAGES YOUR MONEY?

Markston International, LLC ("Markston"), 50 Main Street, White Plains, New York 10606, is the Fund's Subadviser. Under the supervision of the Manager, the Subadviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadviser is paid a monthly fee by the Manager, not the Fund. The Fund's Trustees oversee the management and operations of the Fund.

Investment decisions for the Fund are made by Michael Mullarkey and Roger Lob. Michael Mullarkey has been a portfolio manager for the MAP-Equity Fund since 1981, and Roger Lob has been a portfolio manager for the MAP-Equity Fund since 1987. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by portfolio manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each portfolio manager. This dual-manager investment structure facilitates the Fund's diversification while allowing each portfolio manager to focus his research on a limited number of companies.

Financial Highlights

The financial highlights table is intended to help you understand the MAP-Equity Fund's financial performance for the past 5 years. Certain information reflects financial results for a single MAP-Equity Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the MAP-Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the MAP-Equity Fund's financial statements, are included in the annual report, which is available upon request.

                                                                           YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                             --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.........................  $ 22.73    $ 20.66    $ 19.36    $ 16.67    $ 18.13
                                                             -------    -------    -------    -------    -------
Net investment income......................................     0.33       0.28       0.36       0.43       0.37
Net realized and unrealized gain (loss) on investments.....     4.81       5.49       4.16       4.90       0.13
                                                             -------    -------    -------    -------    -------
Net increase in net assets from operations.................     5.14       5.77       4.52       5.33       0.50
                                                             -------    -------    -------    -------    -------
Dividends from net investment income.......................    (0.33)     (0.29)     (0.36)     (0.43)     (0.37)
Distributions from net realized gain from security
  transactions.............................................    (2.96)     (3.41)     (2.86)     (2.07)     (1.59)
Distribution in excess of net investments income...........       --         --         --      (0.14)        --
                                                             -------    -------    -------    -------    -------
Total distributions........................................    (3.29)     (3.70)     (3.22)     (2.64)     (1.96)
                                                             -------    -------    -------    -------    -------
Net Asset Value, End of Year...............................  $ 24.58    $ 22.73    $ 20.66    $ 19.36    $ 16.67
                                                             =======    =======    =======    =======    =======
Total Return(1)............................................    24.23%     27.99%     23.82%     32.50%      2.76%
                                                             =======    =======    =======    =======    =======
Ratios/Supplemental Data:
Net Assets, End of Year (thousands)........................  $60,414    $94,172    $73,591    $60,467    $48,130
                                                             =======    =======    =======    =======    =======
Ratio of Expenses to Average Net Assets....................     0.70%      0.82%      0.74%      0.81%      1.07%
                                                             =======    =======    =======    =======    =======
Ratio of Net Investment Income to Average Net Assets.......     1.10%      1.18%      1.82%      2.30%      2.03%
                                                             =======    =======    =======    =======    =======
Portfolio Turnover Rate....................................    40.57%     57.57%     52.88%     39.40%     39.31%
                                                             =======    =======    =======    =======    =======

--------

(1) The Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The shares of the MAP-Equity Fund are being designated as Class I shares of the Fund. Total return does not reflect the sales commission (maximum 4.75%) charged on shares of the MAP-Equity Fund.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:
Write to NYLIFE Distributors Inc., attn: MainStay Marketing Dept., 300 Interpace Parkway, Building A, 2nd Floor, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.

You can obtain information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

THE MAINSTAY FUNDS
SEC File Number: 81-4550

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company

[NY LIFE LOGO]

[RECYCLE LOGO]

More information about the Fund is available free upon request.

                               THE MAINSTAY FUNDS
                                 MAP EQUITY FUND
                                 CLASS I SHARES

------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 1, 1999

------------------------------------------------------------------------------

   This Statement of Additional Information supplements the information contained in the Fund's Prospectus dated May 1, 1999 as supplemented June 1, 1999, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in and is made a part of the Prospectus.

   No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

   Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

   The financial statements of the MAP-Equity Fund, the predecessor of the MainStay MAP Equity Fund, including the Statement of Assets and Liabilities, the Portfolio of Investments and the Statement of Operations for the year ended December 31, 1998, the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997, the Notes to the Financial Statements and the Report of Independent Accountants, all of which are included in the MAP-Equity Fund's 1998 Annual Report to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----
The MainStay Funds                                                 4
Additional Information About the Fund                              4
Investment Practices and Instruments                               4
       Temporary Defensive Measures                                5
       Repurchase Agreements                                       5
       Lending of Portfolio Securities                             6
       Cash Equivalents                                            6
       Convertible Securities                                      6
       Foreign Securities                                          7
       Warrants                                                    8
       Options on Securities                                       8
       Futures Transactions                                        9
Fundamental Investment Restrictions                                14
Non-Fundamental Investment Restrictions                            15
Trustees and Officers                                              16
The Manager, the Subadviser and the Distributor                    23
       Management Agreement                                        23
       Sub-Advisory Agreement                                      24
       Distribution Agreement                                      24
       Other Services                                              25
       Expenses Borne by the Trust                                 25
Portfolio Transactions and Brokerage                               25
Net Asset Value                                                    27
Shareholder Investment Account                                     29
Shareholder Servicing Agent                                        29
Purchase, Redemption, Exchanges and Repurchase                     29
       How to Purchase Shares of the Fund                          29
       Redemptions and Exchanges                                   31
       Distributions in Kind                                       31
       Suspension of Redemptions                                   31
       Exchange Privileges                                         32
Tax-Deferred Retirement Plans                                      32
       Cash or Deferred Profit Sharing Plans Under
       Section 401(k) for Corporations and Self-Employed
         Individuals                                               32
       Individual Retirement Account ("IRA")                       32
       403(b)(7) Tax Sheltered Account                             34
       General Information                                         34
Calculation of Performance Quotations                              34
Tax Information                                                    36
       Taxation of the Fund                                        36
       Character of Distributions to Shareholders -- General       37

       Taxation of Options, Futures and Similar
          Instruments                                              38
       Passive Foreign Investment Companies                        39
       Foreign Currency Gains and Losses                           39
       Commodity Investments                                       39
       Dispositions of Fund Shares                                 40
       Tax Reporting Requirements                                  40
       Foreign Taxes                                               41
       State and Local Taxes - General                             41
       Explanation of Fund Distributions                           41
       General Information                                         41
Organization and Capitalization                                    41
       General                                                     41
       Voting Rights                                               41
       Shareholder and Trustee Liability                           42
       Registration Statement                                      42
Other Information                                                  42
       Independent Accountants                                     42
       Transfer Agent                                              42
       Custodian                                                   43
       Legal Counsel                                               43
       Code of Ethics                                              43
       Appendix A -- Description of Securities  Ratings            44

                               THE MAINSTAY FUNDS

   The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of 23 separate investment portfolio. This State of Additional Information pertains only to the MAP Equity Fund (the "Fund"). MainStay Management, Inc. (the "Manager") serves as the manager for the Fund and has entered into a Sub-Advisory Agreement with Markston International, LLC ("Markston" or the "Sub-Adviser") with respect to the MAP Equity Fund.

   The Trust, formed January 9, 1986, is a Massachusetts business trust. The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

                      ADDITIONAL INFORMATION ABOUT THE FUND

   The Prospectus discusses the investment objectives of the Fund and the principal investment strategies to be employed in seeking to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the principal investment strategies the Fund may utilize, and certain risks involved with those strategies.

   THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

   Investment decisions for the Fund are made independently from those of the other accounts and investment companies that may be managed by the Subadviser. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests at the same time as another fund or another account managed by the Subadviser, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

   The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

   The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

   In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

                      INVESTMENT PRACTICES AND INSTRUMENTS

   The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

TEMPORARY DEFENSIVE MEASURES

   In times of unusual or adverse market conditions - for temporary defensive purposes - the Fund may invest without limit in cash and cash equivalents. See "Cash Equivalents."

REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees.

   A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

   The income on repurchase agreements may be subject to federal and state income taxes when distributed by the Fund as a dividend to shareholders.

   For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Subadviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

   The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses.

LENDING OF PORTFOLIO SECURITIES

   In accordance with guidelines adopted by the Board of Trustees, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

   As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Subadviser to be creditworthy and approved by the Board, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadviser determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Trustees, the Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

CASH EQUIVALENTS

   The Fund may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper (as described in this SAI) short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described above if such instruments are deemed by the Subadviser to be of comparable high quality and liquidity.

CONVERTIBLE SECURITIES

   The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolio include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

   Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

   As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

   Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

   A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

FOREIGN SECURITIES

   The Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks.

   Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

   Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WARRANTS

   The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES

   PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Subadviser deems to be of sufficient creditworthiness so as to minimize these risks.

   The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

   The Fund may also purchase call options on securities it intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

   SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

   The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

   The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of the Fund to successfully utilize options may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

FUTURES TRANSACTIONS

   The Fund may purchase and sell stock index futures to hedge the equity portion of its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which the Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

   A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated

"contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

   FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadviser to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

   Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

   On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

   The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

   Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

   SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

   Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

   The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

   LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

   The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."

   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

   In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

   Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

   ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) delays in a availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United

States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

   The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies specifically identified as fundamental in the Prospectus and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

   Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FUND MAY NOT:

   1. With respect to 75% of total assets invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

   2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that the Fund maintains asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

   3. Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply.

   4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for the Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

   5. Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies are not deemed to be loans for this purpose.

   6. Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

   7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

   Unless otherwise indicated, all percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

   The Fund may not:

   (a) As an operating policy, the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

   (b) As an operating policy, the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

   (c) As an operating policy, the Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options the Fund has written.

   (d) As an operating policy, the Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization.

   "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value.

   The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Subadviser, pursuant to guidelines approved by the Trustees.

   The Subadviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

   (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

   (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

   (iii) dealer undertakings to make a market in the 144A security; and

   (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

   To make the determination that an issue of 4(2) commercial paper is liquid, the Subadviser must conclude that the following conditions have been met:

   (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

   (b) the 4(2) commercial paper is rated:

   (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

   (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

   (iii) if the security is unrated, the Subadviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

   (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                              TRUSTEES AND OFFICERS

   The Board of Trustees oversees the Fund, the Manager and the Subadviser. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

PRINCIPAL OCCUPATION(S)      POSITION(S)
-----------------------      -----------
NAME, ADDRESS AND AGE        WITH TRUST           DURING PAST 5 YEARS
---------------------        ----------           -------------------
Richard M. Kernan, Jr.*      Chairman and         Director of MainStay VP Series
51 Madison Avenue            Trustee              Fund, Inc. From January 1987
New York, NY 10010                                to present; Chairman of the
Age: 58                                           board and Chief Executive
                                                  Officer of MainStay VP Series
                                                  Fund, Inc. From August 1989 to
                                                  present; Executive Vice
                                                  President and Chief Investment
                                                  Officer of New York Life
                                                  Insurance Company from March
                                                  1995 to present; Executive
                                                  Vice President prior thereto;
                                                  Member of the Board of
                                                  Directors of New York Life
                                                  Insurance Company from
                                                  November 1996 to present and
                                                  Chairman of the Investment
                                                  Committee from January 1997 to
                                                  present; and Director, MacKay
                                                  Shields Financial Corporation, 1988
                                                  to present; and Director, Express
                                                  Scripts, 1992-present.


Stephen C. Roussin*          President, Chief     Director and Chairperson,
51 Madison Avenue            Executive Officer    MainStay Institutional Funds,
New York, NY 10010           and Trustee          Inc., 1997 to present; Senior
Age: 35                                           Vice President, New York Life
                                                  Insurance Company, 1997 to
                                                  present; Senior Vice
                                                  President, Smith Barney, 1994
                                                  to 1997; and Division Sales Manager,
                                                  Prudential Securities, 1989
                                                  to 1994.


Mark Gordon*                 Trustee              Senior Vice President, New
51 Madison Avenue                                 York Life Insurance
New York, NY 10010                                Company, 1998-present;
Age: 45                                           President, NYLIFE
                                                  Distributors Inc.,
                                                  1998-present; Senior Vice
                                                  President, Seligman
                                                  Financial Services,
                                                  1995-1998, Senior Vice
                                                  President, Directors of
                                                  Investments, AG Edwards,
                                                  1994-1995.

Harry G. Hohn*               Trustee              Retired Chairman and Chief
51 Madison Avenue                                 Executive Officer, New York
New York, NY  10010                               Life Insurance Company;
Age:  67                                          Chairman of the Board and
                                                  Chief Executive Officer, New
                                                  York Life Insurance Company,
                                                  1990 to 1997; Vice Chairman of
                                                  the Board, New York Life
                                                  Insurance Company, 1986 to
                                                  1990; Director, New York Life
                                                  Insurance Company, 1985 to
                                                  present; Chairman of the
                                                  Board, American Council of
                                                  Insurance, 1994 to 1995;
                                                  Chairman of the Board, Life
                                                  Insurance Council of New York,
                                                  1996 to 1997; Director,
                                                  Million Dollar Roundtable
                                                  Foundation, 1996 to 1997;
                                                  Director, Insurance
                                                  Marketplace Standards
                                                  Association, 1996 to 1997;
                                                  Director, Witco Corporation,
                                                  1989 to present; Member,
                                                  International Advisory Board
                                                  of Credit Commercial de France,
                                                  1995 to present; and a Life
                                                  Fellow of the American Bar
                                                  Foundation.


Edward J. Hogan              Trustee              Rear Admiral U.S. Navy
Box 2321                                          (Retired); Independent
Sun Valley, ID  83353                             Management Consultant, 1992
Age:  66                                          to  1997.

Nancy Maginnes Kissinger     Trustee              Member, Council of Rockefeller
Henderson Road                                    University, New York, NY, 1991
South Kent, CT  06785                             to present; Trustee,
Age:  65                                          Rockefeller University, 1995
                                                  to present; Trustee, Animal
                                                  Medical Center, 1993 to
                                                  present; and Trustee, The
                                                  Masters School, 1994 to
                                                  present; Member, Board of
                                                  Overseers, Rockefeller Institute of
                                                  Government, Albany, NY,
                                                  1983- 1992 (Board dissolved).

Terry L. Lierman             Trustee              President, Capitol Associates,
426 C Street, N.E.                                Inc., 1984 to present;
Washington, D.C.  20002                           Managing Director, The Life
Age: 51                                           Services Trust, 1998 to
                                                  present; President, Employee
                                                  Health Programs, 1990 to
                                                  present; Vice Chairman,
                                                  TheraCom Inc., 1994 to
                                                  present; Director, Harvard
                                                  University, Pollin Institute,
                                                  1995 to present; Director,
                                                  PeacePac, 1994 to present;
                                                  Commissioner, State of
                                                  Maryland, Higher Education
                                                  Commission, 1995 to present;
                                                  Vice Chairman, National
                                                  Organization on Fetal Alcohol
                                                  Syndrome, 1993 to present;
                                                  Chief Executive Officer,
                                                  Medical Crisis Systems, 1997
                                                  to present; and Board Member,
                                                  Hollings Cancer Center,
                                                  Medical University of South
                                                  Carolina, 1993 to present;
                                                  Member, UNICEF National Board,
                                                  1993 to present; Member, UNICEF
                                                  National Board, 1993 to
                                                  present.


John B. McGuckian            Trustee              Chairman of the Board, Ulster
Ardverna                                          Television plc, 1990 to
Cloughmills                                       present; Director, Ulster
Northern Ireland                                  Television plc, 1970 to
BT4 49NL                                          present; Chairman of the
Age: 59                                           Board, Tedcastle Holding Ltd.
                                                  (energy), 1995 to present;
                                                  Director, Cooneen Textiles
                                                  Ltd. (clothing manufacturer),
                                                  1967 to present; Director
                                                  Allied Irish Banks plc, 1977
                                                  to present; Director, First
                                                  Trust Bank, 1991 to present;
                                                  Director, Unidare plc
                                                  (engineering), 1986 to
                                                  present; Director, Irish
                                                  Continental Group plc (ferry
                                                  operations), 1988 to present;
                                                  Director, Harbour Group Ltd.
                                                  (management company), 1980 to
                                                  present; Chairman, Industrial
                                                  Development Board, 1990 to
                                                  1997; and Chairman of Senate and
                                                  Senior Pro-Chancellor, Queen's
                                                  University, 1986 to present.

Donald E. Nickelson          Trustee              Vice Chairman, Harbour Group
1701 Highway A-1-A                                Industries, Inc., 1991 to
Suite 218                                         present; Director, PaineWebber
Vero Beach, FL  32963                             Group, 1980 to 1993;
Age:  66                                          President, PaineWebber Group,
                                                  1988 to 1990; Chairman of the
                                                  Board, Paine Webber
                                                  Properties, 1985 to 1989;
                                                  Director, Harbour Group, 1986
                                                  to present; Director, Sugen,
                                                  Inc., 1992 to present;
                                                  Chairman of the Board,
                                                  Omniquip International,
                                                  Inc., 1996 to present;
                                                  Director, Carey Diversified,
                                                  L.L.C., January 1,1998 to present.


Donald K. Ross*              Trustee              Retired Chairman and Chief
953 Cherokee Lane                                 Executive Officer, New York
Franklin Lakes, NJ  07417                         Life Insurance Company;
Age: 73                                           Director, New York Life
                                                  Insurance Company, 1978 to
                                                  1996; President, New York Life
                                                  Insurance Company, 1986 to
                                                  1990; Chairman of the Board,
                                                  New York Insurance Company,
                                                  1981 to 1990; New York Life
                                                  Insurance Company, 1981 to
                                                  1990; Director, MacKay-Shields
                                                  Financial Corporation, 1984 to
                                                  present; and Trustee,
                                                  Consolidated Edison Company
                                                  of New York, Inc., 1976 to
                                                  1998.


Richard S. Trutanic          Trustee              Managing Director, The
1155 Connecticut Ave. N.W.                        Somerset Group (financial
Suite 400                                         advisory firm), 1990 to
Washington, DC 20036                              present; Chief Executive
Age: 46                                           Officer and President,
                                                  Americap L.L.C. (Financial
                                                  Advisory Firm), 1997 to
                                                  present; Senior Vice
                                                  President, Washington National
                                                  Investment Corporation
                                                  (financial advisory firm),
                                                  1985 to 1990; Director, Allin
                                                  Communications Corporation, 1996
                                                  to 1997; and Director and Member
                                                  of Executive Committee,
                                                  Southern Net, Inc., 1986 to
                                                  1990.

Jefferson C. Boyce           Senior Vice          Chairman, Monitor Capital
51 Madison Avenue            President            Advisors, Inc., 1977 to
New York, NY  10010                               present; Senior Vice
Age: 40                                           President, MainStay
                                                  Institutional Funds Inc., 1998
                                                  to present; Senior Vice
                                                  President, New York Life
                                                  Insurance Company, 1994 to
                                                  present; Director, NYLIFE
                                                  Distributors Inc., 1993 to
                                                  present; and chief
                                                  Administrative Officer,
                                                  Pensin, Mutual Funds,
                                                  Structured Finance, Corporate
                                                  Quality, Human
                                                  Resources and  Employees'
                                                  health Departments, New
                                                  York Life Insurance
                                                  company, 1992 to 1994.


Anthony W. Polis             Vice President and   Vice President, New York Life
51 Madison Avenue            Chief Financial      Insurance Company, 1988 to
New York, NY 10010           Company              present; Director, Vice
Age: 54                                           President and Chief Financial
                                                  Officer, NYLIFE Securities
                                                  Inc., 1988 to present; Vice
                                                  President and Chief Financial
                                                  Officer, NYLIFE Distributors
                                                  Inc., 1993 to present;
                                                  Treasurer, MainStay
                                                  Institutional Funds Inc., 1990
                                                  to present; Treasurer,
                                                  MainStay VP Series Fund, Inc.,
                                                  1993 to present; Assistant
                                                  Treasurer, MainStay VP Series
                                                  Fund, Inc., 1992 to 1993; Vice
                                                  President and Treasurer,
                                                  Eclipse Financial Asset Trust,
                                                  1992 to present; Vice
                                                  President and Chief
                                                  Financial Officer, Eagle
                                                  Strategies Corp.
                                                  (registered investment
                                                  adviser), 1993 to present.


Patrick J. Farrell           Vice President       Vice President, New York
51 Madison Avenue                                 Life Insurance Company,
New York, NY 10010                                1996 to present; Assistant
Age: 39                                           Treasurer, Member of the
                                                  Dividend Committee, The
                                                  MainStay Funds, 1998 to
                                                  present.

Richard Zuccaro              Tax Vice President   Vice President, New York Life
51 Madison Avenue                                 Insurance Company, 1995 to
New York, NY  10010                               present; Vice President -- Tax,
Age:  48                                          New York Life Insurance
                                                  Company, 1986 to 1995; Tax Vice
                                                  President, NYLIFE Securities
                                                  Inc., 1987 to present; Tax Vice
                                                  President, NAFCO, Inc., 1990 to
                                                  present; Tax Vice President,
                                                  NYLIFE Depositary Inc., 1990 to
                                                  present; Tax Vice President,
                                                  NYLIFE Inc., 1990 to present;
                                                  Tax Vice President, NYLIFE
                                                  Insurance Company of Arizona,
                                                  1990 to present; Tax Vice
                                                  President, NYLIFE Realty Inc.,
                                                  1991 to present; Tax Vice
                                                  President, NYLICO Inc., 1991 to
                                                  present; Tax Vice President,
                                                  New York Life Fund Inc., 1991
                                                  to present; Tax Vice President,
                                                  New York Life International
                                                  Investment, Inc., 1991 to
                                                  present; Tax Vice President,
                                                  NYLIFE Equity Inc., 1991 to
                                                  present; Tax Vice President,
                                                  NYLIFE Funding Inc., 1991 to
                                                  present; Tax Vice President,
                                                  NYLCO Inc., 1991 to present;
                                                  Tax Vice President, MainStay VP
                                                  Series Fund, Inc., 1991 to
                                                  present; Tax Vice President,
                                                  CNP Realty, 1991 to present;
                                                  Tax Vice President, New York
                                                  Life MainStay Institutional
                                                  Funds Inc., 1992 to present;
                                                  Tax Vice President, NYLIFE
                                                  Distributors, Inc., 1993 to
                                                  present; Vice President
                                                  Assistant Controller, New
                                                  York Life.

-----------------------
*Messrs. Ross, Roussin, Gordon, Hohn and Kernan are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.

   As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

   Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

   For the fiscal year ended December 31, 1998, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                   Aggregate        Total Compensation From
     Name of                     Compensation             Registrant
     Trustee                    from the Trust         Paid to Trustees
     -------                    --------------         ----------------
     Edward J. Hogan               $48,250                $48,250
     Nancy M. Kissinger             48,250                 48,250
     Terry L. Lierman               48,250                 48,250
     Donald E. Nickelson            52,250                 52,250
     Richard S. Trutanic            48,250                 48,250
     John B. McGuckian              48,250                 48,250

                THE MANAGER, THE SUBADVISER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

   Pursuant to the Management Agreement for the Fund, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management, Inc is a direct subsidiary of NYLIFE Inc. which is a direct subsidiary of New York Life Insurance Company.

   The Trustees, including the Independent Trustees, approved the Management Agreement with respect to the Fund on March 15, 1999. The sole initial shareholder of the MAP Equity Fund approved the Management Agreement on June 8, 1999. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

   The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

   The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

   In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Manager, Subadviser and Distributor," the Manager bears the following expenses:

   (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadviser;

   (b) the fees to be paid to the Subadviser pursuant to the Sub-Advisory Agreements; and

   (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENT

   Pursuant to the Sub-Advisory Agreement between the Manager and Markston International, LLC ("Markston") the Subadviser, subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of the Fund and the Trust, manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays the Fund's Subadviser a monthly fee calculated on the basis of its average daily net assets during the preceding month at the annual rates of 0.45% up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

   The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement with Markston at an in-person meeting held March 15, 1999. The Sub-Advisory Agreement was approved by the Fund's sole shareholder on June 8, 1999. The Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or the Subadviser (as the term is defined in the 1940 Act).

   The Subadviser has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadviser bears the salaries and expenses of all of its personnel.

   The Sub-Advisory Agreement provides that the Subadviser shall not be liable to the Fund for any error of judgment by a Subadviser or for any loss suffered by the Fund except in the case of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by the manger immediately upon material breach by the Subadviser, after the Subadviser has received notice and an opportunity to cure such breach.

   With respect to the MAP-Equity Fund, the predecessor to the MAP Equity Fund, investment advisory and management services were provided by Markston Investment Management. During the fiscal years ended December 31, 1996, 1997 and 1998, respectively, Markston Investment Management received from the MAP-Equity Fund advisory fees of $231,755, $432,252 and $334,330.

DISTRIBUTION AGREEMENT

   NYLIFE Distributors Inc. serves as the Trust's distributor and principal underwriter (the "Distributor")pursuant to a Distribution Agreement dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities") sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments.

   The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distribution Agreement for the MAP Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on March 15, 1999.

   After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Trustees. The Distribution Agreement is terminable at any time, without payment of a penalty, by vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

   First Priority Investment Corporation acted as distributor to the MAP-Equity Fund until April 30, 1999 pursuant to a Distributor's Agreement. During the fiscal years ended December 31, 1996, 1997 and 1998, the company received $22,754, $37,552 and $162,627, respectively, for its services as distributor.

   OTHER SERVICES

   Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Fund. The Fund will bear an allocable portion of the cost of providing these services to the Trust.

   In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

   Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Subadviser,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions, (vi) the fees of any trade association of which the Fund or the Trust is a member, (vii) the cost of share certificates representing shares of the Fund, (viii) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by the Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

   The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom it may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Subadvisers may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

   NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

   Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Subadviser may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Although commissions paid on every transaction will, in the judgment of the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Subadviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Subadviser's clients and not solely or necessarily for the benefit of the Trust. The Subadviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

   In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the

Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

   The Sub-Advisory fee that the Manager pays on behalf of the Fund to the Subadviser will not be reduced as a consequence of the Subadviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Subadviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadviser in carrying out its obligations to the Fund.

   For the fiscal years ended December 31, 1996, 1997 and 1998, the MAP-Equity Fund (predecessor to the MAP Equity Fund) paid total brokerage commissions of $48,782 in 1996 (on portfolio transactions amounting to $52,030,342), of which approximately 41% was paid to brokers that provided research; $61,779.48 in 1997 (on portfolio transactions amounting to $84,698,287), of which approximately 24.3% was paid to brokers that provided research; and $44,996.83 in 1998 (on portfolio transactions amounting to $63,342,288), of which approximately 37.9% was paid to brokers that provided research.

   The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

   The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

   The Trust determines the net asset value per share of the Class I shares of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) for Class I shares of the Fund by dividing the current market value of the total assets attributable to the class, by the total number of outstanding shares of the class.

   Portfolio securities are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Subadviser if the prices are deemed by the Subadviser to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by the Fund's Subadviser to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Fund with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Fund are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

   Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

   Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset value. However, the Subadviser, in consultation with the Manager, may, in its judgement, determine that an adjustment to the Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

   The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

   To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

   A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

   The Fund may pay shareholder service fees, directly or indirectly to various entities (shareholders service agents) that provide services to shareholders. These may include broker-dealers, advisers, administrative service forms, banks and other financial institutions. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

   If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy and sell shares of the Fund. If you are a participant in a "wrap account" or similar program, your investment professional will provide you with information.

BY MAIL - INDVIDUAL SHAREHOLDERS

   Initial purchases of shares of the Fund should be made by mailing the completed application form to the investor's Registered Representative. Shares may be purchased at the NAV per share next determined after receipt in good order of the purchase order by the Fund.

BY TELEPHONE - INDIVIDUAL SHAREHOLDERS

   An investor may make an initial investment by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."

BY WIRE - INDIVDUAL SHAREHOLDERS

   An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28 Attn.: Custody and Shareholder Services
For Credit: MainStay MAP Equity Fund-Class I
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

   An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

   To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

   Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

   ADDITIONAL INVESTMENTS

   Additional investments in the Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

   SYSTEMATIC INVESTMENT PLANS

   The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

   Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of the Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

   OTHER INFORMATION

   Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadviser, purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MAINSTAY at 1- 800-MAINSTAY before sending any securities.

   An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

   REDEMPTIONS AND EXCHANGES - INDIVIDUAL SHAREHOLDERS

   Shares may be redeemed directly from the Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

   Upon the redemption of shares the Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

   The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

   SYSTEMATIC WITHDRAWAL PLAN - INDIVIDUAL SHAREHOLDERS

   Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

   DISTRIBUTIONS IN KIND

   The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

   The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

   Exchanges will be based upon the Fund's NAV per share next computed following receipt of a properly executed exchange request.

   Subject to the conditions and limitations described herein, Class I shares of the Fund may be exchanged for Class A shares of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors.

      INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

   Generally, shareholders may exchange their Class I shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

   Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 6:00 PM Eastern time).

   In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

   It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

   Shares of the Fund may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. The Fund may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

   Shares of the Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Education IRA.

   An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

   An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 1999 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($51,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $51,000 and $61,000; $31,000 for a single individual, with a phase-out for adjusted gross income between $31,000 and $41,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

   Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

   ROTH IRAS. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

   EDUCATION IRAS. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

   All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

   Shares of the Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

   Shares of the Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

   The custodial agreements and forms provided by the Fund's Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

   The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

   From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The average annual total return is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

   Quotations of the Fund's average annual total return will be calculated according to the following SEC formula:
            n
      P(1+T)  = ERV

where:

      P =      a hypothetical initial payment of $1,000
      T =      average annual total return
      ERV =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the
               1, 5, or 10-year periods (or fractional portion thereof)

   The Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods.

   The average annual total returns of the MAP Equity Fund's Class I Shares for the 1-year, 5-year and 10-year periods ended December 31, 1998 are 18.33%, 20.62%, and 16.90%, respectively. These figures are based on the performance of the Mutual Benefit Fund, which was renamed the MAP-Equity Fund in 1995. The current shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting. On June 9, 1999 the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund and existing MAP-Equity Fund shareholders became Class I shareholders of MainStay Map Equity Fund.

   The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of the Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of the Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

   Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

   In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

   From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadviser, and other pertinent facts relating to the management of the Fund by the Subadviser.

   From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

   In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar

World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX INFORMATION

TAXATION OF THE FUND

   The following summarizes certain federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   The Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

   Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

   Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Provided that the Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. The Fund's investments, if any, or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of the Fund's earnings will be subject to tax in their hands.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

   Assuming the Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders.

   If the Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

   Distributions of the Fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

   Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of the Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

   If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the Fund shares by the difference between their pro-rata share of such gains and their tax credit.

   Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

   Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from the Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

   Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

   Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

   Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

   The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

   The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

PASSIVE FOREIGN INVESTMENT COMPANIES

   The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

   The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

   A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

   Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of the Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

   Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

   If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

   All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of the Fund distribution in his or her own state and locality (or foreign country).

   Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

   If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

   Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. Since the percentage of Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

STATE AND LOCAL TAXES - GENERAL

   The state and local tax treatment of distributions received from the Fund and any special tax considerations associated with foreign investments of the Fund should be examined by shareholders with regard to their own tax situations.

EXPLANATION OF FUND DISTRIBUTIONS

   Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

GENERAL INFORMATION

   The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

   The Fund is a separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The Map-Equity Fund was reorganized as the MainStay MAP Equity Fund on June 9, 1999.

VOTING RIGHTS

   Shares entitle their holders to one vote per share; however, separate votes will be taken by each class on matters affecting the Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Fund's Annual Report, which is incorporated by reference in this SAI, has been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

   MainStay Shareholder Services, Inc. ("MSS"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Fund. MSS has its principal office and place of business at 260 Cherry Hill Road, Parsippany, New Jersey. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, MSS provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Fund pays MSS fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by MSS. MSS has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, North Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

   The Bank of New York ("BONY") serves as custodian for the Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.

LEGAL COUNSEL

   Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

   The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or the Manager or a Subadviser unless such power is the result of their position with the Trust or Manager or Subadviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Subadviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion

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of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic

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conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic

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conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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